SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: April 10, 2002
(Date of earliest event reported)


                    Credit Suisse First Boston Mortgage Securities Corp.
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                   (Exact name of registrant as specified in its charter)

         Delaware                  333-53012-07               13-3320910
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)


                11 Madison Avenue, New York, New York 10010-3629
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                     Address of Principal Executive Office

       Registrant's telephone number, including area code: (212) 325-3629



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ITEM 5. OTHER EVENTS.

            On March 26, 2002, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2002-CKP1 in twenty-three classes (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates, with an aggregate principal balance of $862,557,000, were sold to Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc. and PNC Capital Markets, Inc. (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated March 13, 2002, between the Registrant and the Underwriters. The Certificates were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank Minnesota, N.A., as trustee, and Midland Loan Services, Inc., as master servicer and Lennar Partners Inc., as special servicer, a copy of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of March 1, 2002 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a copy of which is filed as Exhibit 4.2, (2) PNC Bank, National Association (the "PNC Mortgage Loan Seller"), pursuant to a mortgage loan purchase agreement, dated as of March 1, 2002 (the "PNC Mortgage Loan Purchase Agreement"), between the PNC Mortgage Loan Seller and the Registrant, a copy of which if filed as Exhibit 4.3 and (3) KeyBank National Association (the "KeyBank Mortgage Loan Seller"), pursuant to a mortgage loan purchase agreement, dated as of March 1, 2002 (the "KeyBank Mortgage Loan Purchase Agreement"), between the KeyBank Mortgage Loan Seller and the Registrant, a copy of which if filed as
Exhibit 4.4.

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

      Exhibit No.                      Description
      -----------                      -----------

          4.1                Pooling and Servicing Agreement

          4.2                 Column Mortgage Loan Purchase
                                    Agreement

          4.3                  PNC Mortgage Loan Purchase
                                    Agreement

          4.4                KeyBank Mortgage Loan Purchase
                                    Agreement



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            Pursuant to the requirements of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        CREDIT SUISSE FIRST BOSTON
                                                 MORTGAGE SECURITIES CORP.


                                        By: _________________________________
                                           Name:
                                           Title:

Date: April 10, 2002



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                                  EXHIBIT INDEX

  Exhibit No.               Description             Paper (P) or Electronic (E)
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      4.1         Pooling and Servicing Agreement              E

      4.2          Column Mortgage Loan Purchase               E
                             Agreement

      4.3           PNC Mortgage Loan Purchase                 E
                             Agreement

      4.4         KeyBank Mortgage Loan Purchase               E
                             Agreement